Prospectus Supplement	248650-11/07
dated November 16, 2007 to:

PUTNAM VT UTILITIES GROWTH AND INCOME FUND
Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Global Equity Research and Core Fixed Income Teams primarily responsible for the day-to-day management of the fund’s portfolio are now Michael Yogg (Portfolio Leader), Matthew Doody (Portfolio Member), Vivek Gandhi (Portfolio Member), Craig Goryl (Portfolio Member) and Kevin Murphy (Portfolio Member).

Positions held by Messrs. Yogg and Murphy over the past five years are set forth in the prospectus.

Mr. Doody joined the fund in November, 2007. Since 2003 he has been employed by Putnam Management, currently, as an Analyst.

Mr. Gandhi joined the fund in November, 2007. Since 1999, he has been employed by Putnam Management, currently, as an Analyst.

Mr. Goryl joined the fund in October, 2007. Since 1999, he has been employed by Putnam Management, currently, as an Analyst.

HV-6267